                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 19, 1999 included in Universal Health Realty Income Trust's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.


                                           ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania
June 25, 1999